UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2014

Date of reporting period:	May 1, 2013 — October 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PAPAX

Putnam Asia Pacific Equity Fund

Semiannual report
10|31|13

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Asia Pacific
Equity Fund

Semiannual report
10 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	23

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Investments in a single region may be affected by common economic forces and other factors. In addition, events in any one country within the region may impact the other countries or the region as a whole. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

In the final months of 2013, we continue to see business conditions as generally positive for well-diversified investment portfolios. Financial markets have shown surprising resilience in the face of recent headwinds, most notably the confrontation over the federal budget and debt ceiling, which took a toll on the economy during October. With Congressional negotiations now continuing into 2014, there is hope that lawmakers may reach an agreement beneficial to the economy, even as investors remain alert to the risk of additional disruption.

Fortunately, equity markets have easily overcome recent obstacles. Supported by generally solid corporate earnings and healthy balance sheets, stock market gains to this point are far above the long-term average for a single year. International stocks have also performed well, particularly in Europe and Japan. While bonds have lagged behind stocks, many fixed-income sectors have advanced, reminding investors of the need for flexible and selective approaches. The sting of rising interest rates has been felt primarily by Treasuries and other government bonds.

At Putnam, we believe markets in flux can often provide the best opportunity for realizing the benefits of financial advice and active portfolio management. An experienced advisor can help investors stay focused on their long-term goals without getting distracted by daily economic and political events. Challenging times also call for innovative and alternative investment strategies managed by experts. In seeking returns for fund shareholders, Putnam’s investment professionals engage in fundamental research, active investing, and risk management strategies.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

About the fund

Targeting stocks of growing companies in dynamic markets

Opportunities for growth in Asia-Pacific equity markets are substantial. Economic transformations occurring across the region are propelling a number of countries onto a global stage, while the region’s developed markets, Australia and New Zealand, are building unique connections to this accelerating growth. Putnam Asia Pacific Equity Fund seeks to harness this growth potential among select Asian and Pacific Basin companies, which are among the fastest growing in the world today.

To capitalize on these opportunities, the fund’s manager seeks a mix of high-growth companies from emerging markets and more established companies from developed nations. This flexible approach allows the fund to invest in companies of all sizes from a range of industries, from established and familiar brands to up-and-coming companies in rapidly growing emerging economies.

Because many Asia-Pacific companies are not covered by Wall Street analysts, having access to timely, accurate information is crucial. Putnam has been investing in international securities for more than 30 years, and has been managing emerging-market portfolios for more than 10 years. The fund’s manager is supported by a team of research analysts and specialists in Putnam’s global asset allocation, emerging-market debt, and currency investment areas.

Source: CIA World Factbook, 2011.

Strong historical results

The MSCI All Country Asia ex Japan Index (ND), a measure of stock market performance in Asia and the Pacific Basin, excluding Japan, has outperformed U.S. stocks in 8 of the past 10 years, in some cases by sizable margins.

The MSCI All Country Asia ex Japan Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The S&P 500 Index is an unmanaged index of common stock performance. You cannot invest directly in an index.

Performance of the fund will differ.

2	Asia Pacific Equity Fund	Asia Pacific Equity Fund	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Asia Pacific Equity Fund

Interview with your fund’s portfolio manager

How did Asia Pacific equity markets perform over the six months ended October 31, 2013?

Volatility rattled the region’s stock markets during the period, primarily for two reasons. The first was the U.S. Federal Reserve’s discussion of ending its economic stimulus, which had a powerful negative effect on Asia’s stock markets. The second was an interbank lending rate spike in China, which ignited fears of a credit crunch in that country’s banking system, an event that could potentially have globally significant consequences. These two events sparked a sell-off in Asian equities.

What accounts for the fund’s underperformance relative to its benchmark index?

The Asia Pacific region’s equity sell-off was particularly pronounced in Indonesia. Because the fund had a benchmark-relative overweight position in Indonesian stocks, that hurt the portfolio’s relative performance.

How did developments at the Fed affect Asian stock markets?

The Fed’s signal about the coming end to economic stimulus came earlier than the market expected. Because the drawdown of stimulus would imply higher interest rates for U.S. fixed-income assets, the yields on emerging-market securities — both bonds

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/13. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

Asia Pacific Equity Fund	5

and stocks — would generally be expected to lose some of their appeal. In our multi-year, low-interest-rate environment, emerging-market countries have generally benefited from global capital flows into their higher-yielding assets. With the prospect of the emerging-market yield advantage drying up, some foreign investors turned to other markets — such as Europe and the United States — in an attempt to capture opportunities that may have been perceived to have more attractive risk/reward potential.

What are some examples of stocks or strategies that were significant contributors to the fund’s performance relative to the benchmark?

The top contributor to the fund’s performance was HCL Technologies. This is an Indian software company that we feel executed well on its business objective, which is to provide software support to help manage infrastructure projects and other business processes. Despite a run-up in the stock price, we foresee further growth potential for HCL and believe it continues to trade at a discount to its inherent value.

Another top contributor for the period was the stock of Sands China, a gaming company with operations in Macau. Asian consumers are increasingly spending their savings on travel and leisure activities, and the gaming industry is a beneficiary of this significant development of Asian consumer preferences. By the end of the period, we eliminated this position after it had experienced a substantial gain.

A third top contributor was Biostime International, a China-based company that focuses on pediatric nutrition and baby products for Chinese consumers. With today’s heightened concerns over food-safety issues in China, the company has commanded healthy pricing power for its products, the ingredients of which are largely imported

Allocations are shown as a percentage of the fund’s net assets as of 10/31/13. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Asia Pacific Equity Fund

from Europe. This focus on quality and safety, not to mention its association with European products, has elevated the company’s reputation and brand. Although we sold the stock by period-end, it is worth mentioning that the recently announced, but yet-to-be enacted, end of China’s one-child policy — included in the government’s recent proposals for socio-political reform — could be an important long-term growth driver for the industry, and therefore is something we will watch closely.

Which stocks or strategies detracted from the fund’s relative results?

The largest detractor was the stock of an Indonesian company, Surya Semesta, which develops infrastructure estates — office parks, manufacturing facilities, and other commercial real estate — in Indonesia. The stock suffered as a result of general macroeconomic pressures and because of political uncertainties pertaining to the country’s upcoming national elections. Under these two conditions, foreign investors such as Japanese corporations became reluctant to invest in Indonesia. We sold the stock from the portfolio by period-end.

The first four months of calendar 2013 — prior to the beginning of the period covered by this report — were generally a challenging time to have exposure to South Korean automakers. South Korea’s currency, the won, was rising versus the Japanese yen, which made South Korean automakers less competitive relative to their Japanese peer companies on a global basis. That trend reversed not far into the fund’s current fiscal year, when stocks of companies like Hyundai Motor rebounded.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings will vary over time.

Asia Pacific Equity Fund	7

Our exposure to Hyundai was an underweight relative to the benchmark, which hurt the fund’s benchmark-relative performance result. I should note that the portfolio had exposures to Kia Motors and Hyundai Mobis — South Korean automakers that we found to be more attractive. Those positions contributed positively to the fund’s relative results.

Samsung Electronics was another relative detractor for the period. The stock had performed well during the first half of calendar 2013, and in our view, its underperformance during the six-month period was not a sign of fundamental weakness. We maintained the portfolio’s overweight to the stock by period-end.

What was the impact of derivatives on the fund’s performance?

During the period, we employed options to manage downside risks and guard against currency weakness. Overall, this strategy had a positive impact on the performance of the fund.

Shortly after the close of the period, China’s political leadership completed a historic reform-oriented Congressional meeting. Were there any developments that you think are notable for Asia Pacific stock investors?

Among other things, the People’s Congress in China proposed important reforms to its household registration system that could boost Chinese local infrastructure development. What’s more, reforms to the national banking system seek to reduce the power of the banks and simultaneously develop a municipal bond market. If implemented, such projects could help the country transition to a lower but more sustainable growth rate in an orderly manner — that is, without sparking a banking crisis.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Asia Pacific Equity Fund

It may take time to see the full impact of the reforms proposed by Chinese leadership. The reforms could disappoint in the short term, but for the longer term I am cautiously optimistic that they hold promising potential for China-related investments.

At least one of the themes you discussed — the beginning of the end of economic stimulus in the United States — may commence at the start of 2014. How does that affect your outlook for Asia Pacific equities?

From our perspective, the end of loose monetary policy in the United States is indeed on the horizon. While we believe that markets will be better prepared for policy changes that could take place in coming months, Asia Pacific equities could be subject to more outflows when the changes get under way. This implies some downward pressure for stocks in the Asia Pacific region.

Two other themes that I expect will be significant in 2014: election politics and energy prices, particularly for Indonesia and India. Election years are important in that they tend to set a barrier to certain policy decisions that may be critical — but generally unpopular and thus difficult — to make. Indonesia, for example, was slow to raise interest rates during the period to counteract the outflow of foreign capital, and this hurt the relative performance of Indonesian stocks. The country’s leadership was also slow to raise gas and diesel prices — never a popular move — to offset rising energy import costs. With the currently volatile geopolitical situation in oil-rich countries like Iran, energy costs are at risk of rising substantially, which could hurt energy-cost-sensitive countries like Indonesia.

Despite the foregoing risks, I believe opportunities with large upside potential exist for Asia Pacific stock investors. These include urban-infrastructure-related opportunities in China, such as water and waste treatment systems, as well as passenger and commercial rail lines within and among Chinese cities.

More broadly, in the months ahead, we generally see positive potential for North Asian countries — South Korea, China, and Taiwan. It appears that concerns about a more problematic economic phase in China have decreased, while expectations for developed-market recovery have risen — two trends that we believe bode well for export-dependent Asian countries, whose economies are significantly tied to the economic health of the developed world.

Thank you, Daniel, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Daniel J. Graña has an M.B.A. from Kellogg School of Management at Northwestern University and two B.S. degrees from the Massachusetts Institute of Technology. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1993.

Asia Pacific Equity Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)	(6/12/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	31.18%	23.63%	26.96%	24.96%	26.96%	26.96%	28.33%	23.83%	29.75%	32.59%
Annual average	6.39	4.96	5.60	5.21	5.60	5.60	5.85	5.00	6.12	6.65

3 years	1.19	–4.63	–1.01	–3.45	–1.00	–1.00	–0.28	–3.77	0.46	1.92
Annual average	0.40	–1.57	–0.34	–1.16	–0.33	–0.33	–0.09	–1.27	0.15	0.64

1 year	9.84	3.52	9.01	4.01	9.04	8.04	9.27	5.44	9.58	10.18

6 months	0.59	–5.19	0.20	–4.80	0.30	–0.70	0.40	–3.12	0.49	0.79

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

10	Asia Pacific Equity Fund

Comparative index returns For periods ended 10/31/13

	MSCI All Country	Lipper Pacific Ex Japan Funds
	Asia ex Japan Index (ND)	category average*

Life of fund	55.63%	55.49%
Annual average	10.61	10.16

3 years	9.45	8.72
Annual average	3.06	2.58

1 year	10.25	9.52

6 months	2.71	0.04

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, and life-of-fund periods ended 10/31/13, there were 103, 98, 73, and 53 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/13

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/13	$10.18	$10.80	$10.02	$9.98	$10.10	$10.47	$10.13	$10.18

10/31/13	10.24	10.86	10.04	10.01	10.14	10.51	10.18	10.26

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)	(6/12/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	25.54%	18.32%	21.65%	19.73%	21.64%	21.64%	22.88%	18.58%	24.27%	26.90%
Annual average	5.43	3.99	4.67	4.28	4.66	4.66	4.91	4.04	5.19	5.70

3 years	0.30	–5.46	–1.82	–4.23	–1.81	–1.81	–1.16	–4.62	–0.42	1.03
Annual average	0.10	–1.86	–0.61	–1.43	–0.61	–0.61	–0.39	–1.56	–0.14	0.34

1 year	5.23	–0.82	4.57	–0.43	4.58	3.58	4.75	1.08	5.06	5.57

6 months	–1.41	–7.08	–1.64	–6.55	–1.64	–2.62	–1.62	–5.06	–1.42	–1.21

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

Asia Pacific Equity Fund	11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 4/30/13*	1.61%	2.36%	2.36%	2.11%	1.86%	1.36%

Total annual operating expenses
for the fiscal year ended 4/30/13	2.60%	3.35%	3.35%	3.10%	2.85%	2.35%

Annualized expense ratio for
the six-month period ended
10/31/13†	1.57%	2.32%	2.32%	2.07%	1.82%	1.32%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.01% in fees and expenses of acquired funds. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 8/30/14.

† Includes a decrease of 0.06% from annualizing the performance fee adjustment for the six months ended 10/31/13.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2013, to October 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.94	$11.71	$11.71	$10.46	$9.20	$6.68

Ending value (after expenses)	$1,005.90	$1,002.00	$1,003.00	$1,004.00	$1,004.90	$1,007.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12	Asia Pacific Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2013, use the following calculation method. To find the value of your investment on May 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.98	$11.77	$11.77	$10.51	$9.25	$6.72

Ending value (after expenses)	$1,017.29	$1,013.51	$1,013.51	$1,014.77	$1,016.03	$1,018.55

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Asia Pacific Equity Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI All Country Asia ex Japan Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	Asia Pacific Equity Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2013, Putnam employees had approximately $414,000,000 and the Trustees had approximately $99,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Asia Pacific Equity Fund	15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by

16	Asia Pacific Equity Fund

Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an effort to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability,

Asia Pacific Equity Fund	17

or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2012. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds.

18	Asia Pacific Equity Fund

This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the

Asia Pacific Equity Fund	19

underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, which commenced operations on June 12, 2009, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Pacific Ex Japan Funds) for the one-year and three-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	3rd

Over the one-year and three-year periods ended December 31, 2012, there were 93 and 56 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

20	Asia Pacific Equity Fund

Consideration of your fund’s interim management contract and the continuance of the fund’s sub-management and sub-advisory contract

Following the Trustees’ approval of the continuance of your fund’s management, sub-management and sub-advisory contracts, on October 8, 2013, The Honourable Paul G. Desmarais passed away. Mr. Desmarais, both directly and though holding companies, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, causing the fund’s existing management, sub-management and sub-advisory contracts to terminate automatically. On October 18, 2013, the Trustees approved your fund’s interim management contract and the continuance of your fund’s sub-management and sub-advisory contracts to address this possibility and to avoid disruption of investment advisory and other services provided to your fund. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting to be held in early 2014.

In considering whether to approve your fund’s interim management contract and new definitive management contract and the continuance of your fund’s sub-management and sub-advisory contracts, the Trustees took into account that they had most recently approved the annual continuation of the fund’s previous management, sub-management and sub-advisory contracts at their meeting in June 2013, as described above. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the sub-management and sub-advisory contracts were identical to the previous sub-management and sub-advisory contracts, respectively, except for the effective dates and initial terms. Because the proposed contracts were substantially identical to the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their prior approval of these contracts. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no

Asia Pacific Equity Fund	21

change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

22	Asia Pacific Equity Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Asia Pacific Equity Fund	23

The fund’s portfolio 10/31/13 (Unaudited)

COMMON STOCKS (95.8%)*	Shares	Value

Auto components (1.6%)
Hyundai Mobis Co., Ltd. (South Korea)	519	$146,538

		146,538
Automobiles (3.2%)
Hyundai Motor Co. (South Korea)	316	75,369

Kia Motors Corp. (South Korea)	2,296	133,550

Tata Motors, Ltd. (India)	14,761	91,549

		300,468
Capital markets (1.0%)
BGP Holdings PLC (Malta) F	132,965	181

Korea Investment Holdings Co., Ltd. (South Korea)	1,190	46,388

Mirae Asset Securities Co., Ltd. (South Korea)	1,390	46,912

Yuanta Financial Holding Co., Ltd. (Taiwan)	1	1

		93,482
Chemicals (2.7%)
China BlueChemical, Ltd. (China)	90,000	57,810

LG Chemical, Ltd. (South Korea)	256	72,281

PTT Global Chemical PCL (Thailand)	50,500	127,365

		257,456
Commercial banks (10.5%)
Bangkok Bank PCL NVDR (Thailand)	24,200	160,167

Bank Mandiri (Persero) Tbk PT (Indonesia)	113,500	86,591

China Construction Bank Corp. (China)	246,000	191,013

Industrial and Commercial Bank of China, Ltd. (China)	182,000	127,468

Jammu & Kashmir Bank, Ltd. (India)	6,134	130,151

Philippine National Bank (Philippines) †	45,880	102,304

United Overseas Bank, Ltd. (Singapore)	11,000	184,544

		982,238
Commercial services and supplies (0.9%)
China Everbright International, Ltd. (China)	82,000	81,757

		81,757
Computers and peripherals (1.0%)
Casetek Holdings, Ltd. (Taiwan)	18,000	92,820

		92,820
Construction and engineering (4.0%)
China Railway Group, Ltd. (China)	226,000	127,677

China Singyes Solar Technologies Holdings, Ltd. (China)	68,000	73,762

China State Construction International Holdings, Ltd. (China)	42,000	70,749

Daelim Industrial Co., Ltd. (South Korea)	1,114	103,340

		375,528
Diversified consumer services (0.7%)
New Oriental Education & Technology Group, Inc. ADR (China)	2,394	62,747

		62,747
Diversified telecommunication services (3.2%)
China Telecom Corp, Ltd. (China)	176,000	91,939

PCCW, Ltd. (Hong Kong)	238,000	107,442

Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	461,500	96,210

		295,591
Electric utilities (1.4%)
Tenaga Nasional Bhd (Malaysia)	42,400	126,708

		126,708

24	Asia Pacific Equity Fund

COMMON STOCKS (95.8%)* cont.	Shares	Value

Energy equipment and services (2.0%)
Ezion Holdings, Ltd. (Singapore)	71,000	$128,031

SPT Energy Group, Inc. (China)	114,000	62,786

		190,817
Food and staples retail (2.1%)
CP ALL PCL (Thailand)	96,900	122,195

Puregold Price Club, Inc. (Philippines)	73,200	76,402

		198,597
Gas utilities (1.0%)
China Resources Gas Group, Ltd. (China)	38,000	98,272

		98,272
Health-care providers and services (1.1%)
Sinopharm Group Co. (China)	37,200	100,761

		100,761
Hotels, restaurants, and leisure (3.2%)
Grand Korea Leisure Co., Ltd. (South Korea)	2,740	99,965

Hana Tour Service, Inc. (South Korea)	1,548	100,841

Minor International PCL (Thailand)	107,500	95,843

		296,649
Household durables (0.9%)
Coway Co., Ltd. (South Korea)	1,474	84,209

		84,209
Independent power producers and energy traders (0.6%)
China Resources Power Holdings Co., Ltd. (China)	22,000	57,604

		57,604
Industrial conglomerates (4.4%)
Hutchison Whampoa, Ltd. (Hong Kong)	18,000	224,274

Keppel Corp., Ltd. (Singapore)	12,400	108,308

NWS Holdings, Ltd. (Hong Kong)	54,000	84,277

		416,859
Insurance (5.0%)
AIA Group, Ltd. (Hong Kong)	40,400	205,048

Cathay Financial Holding Co., Ltd. (Taiwan)	53,387	80,500

China Pacific Insurance (Group) Co., Ltd. (China)	26,200	94,621

Hanwha Life Insurance Co., Ltd. (South Korea)	12,910	86,412

		466,581
Internet and catalog retail (1.7%)
Bigfoot GmbH (acquired 8/2/13, cost $21,981) (Private) (Brazil) † ∆∆ F	1	16,850

Ctrip.com International, Ltd. ADR (China) †	1,285	69,711

GS Home Shopping, Inc. (South Korea)	333	76,787

		163,348
Internet software and services (4.1%)
Baidu, Inc. ADR (China) †	334	53,741

NHN Corp. (South Korea)	110	61,909

SINA Corp. (China) †	632	52,810

Tencent Holdings, Ltd. (China)	4,000	218,341

		386,801
IT Services (2.2%)
HCL Technologies, Ltd. (India)	8,910	158,808

Infosys, Ltd. (India)	968	52,135

		210,943
Media (4.1%)
Asian Pay Television Trust (Units) (Taiwan)	87,000	55,329

CJ CGV Co., Ltd. (South Korea)	2,322	109,341

Global Mediacom Tbk PT (Indonesia)	442,500	74,977

Asia Pacific Equity Fund	25

COMMON STOCKS (95.8%)* cont.	Shares	Value

Media cont.
Phoenix Satellite Television Holdings, Ltd. (China)	150,000	$52,818

Sun TV Network, Ltd. (India)	12,778	87,359

		379,824
Multiline retail (0.8%)
Matahari Department Store Tbk PT (Indonesia) †	67,500	73,653

		73,653
Oil, gas, and consumable fuels (3.6%)
CNOOC, Ltd. (China)	132,000	271,049

Coal India, Ltd. (India)	13,194	61,821

		332,870
Personal products (0.5%)
Prince Frog International Holdings, Ltd. (China)	79,000	47,484

		47,484
Real estate management and development (6.8%)
Bekasi Fajar Industrial Estate Tbk PT (Indonesia)	832,500	37,665

Cheung Kong Holdings, Ltd. (Hong Kong)	4,000	62,531

China Overseas Grand Oceans Group, Ltd. (China)	53,000	63,165

China Overseas Land & Investment, Ltd. (China)	32,000	99,058

Hemaraj Land and Development PCL (Thailand)	676,800	75,671

Hysan Development Co., Ltd. (Hong Kong)	13,000	60,783

Sun Hung Kai Properties, Ltd. (Hong Kong)	11,000	144,151

Wharf Holdings, Ltd. (Hong Kong)	11,000	92,648

		635,672
Semiconductors and semiconductor equipment (14.7%)
Inotera Memories, Inc. (Taiwan) †	71,000	45,796

Radiant Opto-Electronics Corp. (Taiwan)	23,630	88,473

Samsung Electronics Co., Ltd. (South Korea)	609	841,087

SK Hynix, Inc. (South Korea) †	3,010	90,662

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	83,000	309,348

		1,375,366
Specialty retail (0.9%)
China ZhengTong Auto Services Holdings, Ltd. (China) †	118,000	82,188

		82,188
Textiles, apparel, and luxury goods (0.9%)
Prada SpA (Italy)	8,800	85,809

		85,809
Thrifts and mortgage finance (2.5%)
Housing Development Finance Corp., Ltd. (HDFC) (India)	16,532	230,017

		230,017
Trading companies and distributors (0.5%)
Adani Enterprises, Ltd. (India) †	15,205	51,376

		51,376
Water utilities (1.2%)
Beijing Enterprises Water Group, Ltd. (China)	106,000	47,169

Hyflux, Ltd. (Singapore)	71,000	66,302

		113,471
Wireless telecommunication services (0.8%)
StarHub, Ltd. (Singapore)	22,000	78,812

		78,812

Total common stocks (cost $8,003,604)		$8,973,316

26	Asia Pacific Equity Fund

INVESTMENT COMPANIES (0.9%)*		Shares	Value

iShares MSCI Taiwan ETF (Taiwan)		5,847	$84,840

Total investment companies (cost $84,673)			$84,840

PURCHASED EQUITY OPTIONS	Expiration date/	Contract
OUTSTANDING (0.1%)*	strike price	amount	Value

iShares MSCI Emerging Markets Index (ETF) (Put)	Jan-14/$40.00	14,733	$11,639

Total purchased equity options outstanding (cost $15,028)			$11,639

SHORT-TERM INVESTMENTS (1.4%)*		Shares	Value

Putnam Short Term Investment Fund 0.07% L		134,465	$134,465

Total short-term investments (cost $134,465)			$134,465

TOTAL INVESTMENTS

Total investments (cost $8,237,770)			$9,204,260

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
NVDR	Non-voting Depository Receipt

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2013 through October 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $9,362,456.

† Non-income-producing security.

∆∆ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $16,850, or less than 0.1% of net assets.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

China	25.6%	Indonesia	4.0%

South Korea	23.6	Philippines	2.0

Hong Kong	10.7	United States	1.6

India	9.4	Malaysia	1.4

Taiwan	8.2	Italy	0.9

Thailand	6.3	Brazil	0.2

Singapore	6.1	Total	100.0%

Asia Pacific Equity Fund	27

WRITTEN EQUITY OPTIONS OUTSTANDING at 10/31/13 (premiums $5,599) (Unaudited)

	Expiration date/	Contract
	strike price	amount	Value

iShares MSCI Emerging Markets Index (ETF) (Put)	Jan-14/$36.00	14,733	$3,683

Total			$3,683

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$1,658,583	$—	$16,850

Consumer staples	246,081	—	—

Energy	523,687	—	—

Financials	2,407,809	—	181

Health care	100,761	—	—

Industrials	925,520	—	—

Information technology	2,065,930	—	—

Materials	257,456	—	—

Telecommunication services	374,403	—	—

Utilities	396,055	—	—

Total common stocks	8,956,285	—	17,031

Investment companies	84,840	—	—

Purchased equity options outstanding	—	11,639	—

Short-term investments	134,465	—	—

Totals by level	$9,175,590	$11,639	$17,031

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Written equity options outstanding	$—	$(3,683)	$—

Totals by level	$—	$(3,683)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

28	Asia Pacific Equity Fund

Statement of assets and liabilities 10/31/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $8,103,305)	$9,069,795
Affiliated issuers (identified cost $134,465) (Notes 1 and 5)	134,465

Cash	3,223

Foreign currency (cost $157,937) (Note 1)	157,990

Interest and other receivables	370

Receivable for shares of the fund sold	3,086

Receivable for investments sold	89,581

Receivable from Manager (Note 2)	19,077

Total assets	9,477,587

LIABILITIES

Payable for investments purchased	54,032

Payable for shares of the fund repurchased	11,470

Payable for custodian fees (Note 2)	16,459

Payable for investor servicing fees (Note 2)	3,159

Payable for Trustee compensation and expenses (Note 2)	736

Payable for administrative services (Note 2)	31

Payable for distribution fees (Note 2)	2,219

Payable for auditing and tax fees	14,180

Payable for reports to shareholders	7,812

Written options outstanding, at value (premiums $5,599) (Notes 1 and 3)	3,683

Other accrued expenses	1,350

Total liabilities	115,131

Net assets	$9,362,456

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$9,574,986

Undistributed net investment income (Note 1)	21,539

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,202,689)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	968,620

Total — Representing net assets applicable to capital shares outstanding	$9,362,456

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($7,821,784 divided by 764,100 shares)	$10.24

Offering price per class A share (100/94.25 of $10.24)*	$10.86

Net asset value and offering price per class B share ($237,453 divided by 23,657 shares)**	$10.04

Net asset value and offering price per class C share ($397,681 divided by 39,746 shares)**	$10.01

Net asset value and redemption price per class M share ($45,618 divided by 4,500 shares)	$10.14

Offering price per class M share (100/96.50 of $10.14)*	$10.51

Net asset value, offering price and redemption price per class R share
($121,984 divided by 11,983 shares)	$10.18

Net asset value, offering price and redemption price per class Y share
($737,936 divided by 71,937 shares)	$10.26

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Asia Pacific Equity Fund	29

Statement of operations Six months ended 10/31/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $12,039)	$125,144

Interest (including interest income of $46 from investments in affiliated issuers) (Note 5)	47

Total investment income	125,191

EXPENSES

Compensation of Manager (Note 2)	38,333

Investor servicing fees (Note 2)	10,903

Custodian fees (Note 2)	21,755

Trustee compensation and expenses (Note 2)	297

Distribution fees (Note 2)	12,819

Administrative services (Note 2)	96

Reports to shareholders	9,889

Auditing and tax fees	27,467

Other	1,622

Fees waived and reimbursed by Manager (Note 2)	(52,082)

Total expenses	71,099

Expense reduction (Note 2)	(1,889)

Net expenses	69,210

Net investment income	55,981

Net realized loss on investments (Notes 1 and 3)	(154,774)

Net realized loss on foreign currency transactions (Note 1)	(17,017)

Net realized gain on written options (Notes 1 and 3)	6,723

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	240

Net unrealized appreciation of investments and written options during the period	127,657

Net loss on investments	(37,171)

Net increase in net assets resulting from operations	$18,810

The accompanying notes are an integral part of these financial statements.

30	Asia Pacific Equity Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 10/31/13*	Year ended 4/30/13

Operations:
Net investment income	$55,981	$31,903

Net realized loss on investments
and foreign currency transactions	(165,068)	(263,691)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	127,897	939,059

Net increase in net assets resulting from operations	18,810	707,271

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(12,778)

Class Y	—	(2,807)

Redemption fees (Note 1)	—	732

Increase from capital share transactions (Note 4)	295,968	593,896

Total increase in net assets	314,778	1,286,314

NET ASSETS

Beginning of period	9,047,678	7,761,364

End of period (including undistributed net investment
income of $21,539 and distributions in excess of net
investment income of $34,442, respectively)	$9,362,456	$9,047,678

* Unaudited

The accompanying notes are an integral part of these financial statements.

Asia Pacific Equity Fund	31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	From	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	return of capital	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [c]	turnover (%)

Class A
October 31, 2013**	$10.18	.06	— [e]	.06	—	—	—	—	—	$10.24	.59*	$7,822	.79*	.66*	65*
April 30, 2013	9.36	.04	.80	.84	(.02)	—	—	(.02)	— [e]	10.18	8.96	7,539	1.60	.44	117
April 30, 2012	13.00	.04	(2.34)	(2.30)	(.02)	(1.29)	(.03)	(1.34)	— [e]	9.36	(16.04)	6,556	1.63	.43	130
April 30, 2011	11.69	.08	1.89	1.97	(.12)	(.55)	—	(.67)	.01	13.00	17.20	9,247	1.72	.65	87
April 30, 2010†	10.00	.02	2.12	2.14	(.11)	(.34)	—	(.45)	— [e]	11.69	21.62*	6,899	1.60*	.20*	106*

Class B
October 31, 2013**	$10.02	.03	(.01)	.02	—	—	—	—	—	$10.04	.20*	$237	1.17*	.27*	65*
April 30, 2013	9.27	(.02)	.77	.75	—	—	—	—	— [e]	10.02	8.09	227	2.35	(.25)	117
April 30, 2012	12.91	(.04)	(2.29)	(2.33)	—	(1.29)	(.02)	(1.31)	— [e]	9.27	(16.53)	204	2.38	(.35)	130
April 30, 2011	11.64	(.01)	1.87	1.86	(.05)	(.55)	—	(.60)	.01	12.91	16.26	223	2.47	(.09)	87
April 30, 2010†	10.00	(.05)	2.11	2.06	(.08)	(.34)	—	(.42)	— [e]	11.64	20.79*	165	2.27*	(.48)*	106*

Class C
October 31, 2013**	$9.98	.03	— [e]	.03	—	—	—	—	—	$10.01	.30*	$398	1.17*	.32*	65*
April 30, 2013	9.24	(.04)	.78	.74	—	—	—	—	— [e]	9.98	8.01	468	2.35	(.45)	117
April 30, 2012	12.88	(.05)	(2.28)	(2.33)	—	(1.29)	(.02)	(1.31)	— [e]	9.24	(16.57)	294	2.38	(.45)	130
April 30, 2011	11.63	(.01)	1.87	1.86	(.07)	(.55)	—	(.62)	.01	12.88	16.32	277	2.47	(.06)	87
April 30, 2010†	10.00	(.06)	2.11	2.05	(.08)	(.34)	—	(.42)	— [e]	11.63	20.77*	77	2.27*	(.53)*	106*

Class M
October 31, 2013**	$10.10	.04	— [e]	.04	—	—	—	—	—	$10.14	.40*	$46	1.04*	.39*	65*
April 30, 2013	9.33	(.01)	.78	.77	—	—	—	—	— [e]	10.10	8.25	42	2.10	(.12)	117
April 30, 2012	12.96	(.01)	(2.31)	(2.32)	—	(1.29)	(.02)	(1.31)	— [e]	9.33	(16.38)	34	2.13	(.08)	130
April 30, 2011	11.66	.02	1.88	1.90	(.06)	(.55)	—	(.61)	.01	12.96	16.60	48	2.22	.20	87
April 30, 2010†	10.00	(.03)	2.12	2.09	(.09)	(.34)	—	(.43)	— [e]	11.66	21.10*	21	2.04*	(.28)*	106*

Class R
October 31, 2013**	$10.13	.04	.01	.05	—	—	—	—	—	$10.18	.49*	$122	.92*	.43*	65*
April 30, 2013	9.33	.02	.78	.80	—	—	—	—	— [e]	10.13	8.57	81	1.85	.20	117
April 30, 2012	12.97	.01	(2.31)	(2.30)	(.02)	(1.29)	(.03)	(1.34)	— [e]	9.33	(16.19)	71	1.88	.10	130
April 30, 2011	11.69	.05	1.88	1.93	(.11)	(.55)	—	(.66)	.01	12.97	16.90	64	1.97	.43	87
April 30, 2010†	10.00	(.01)	2.12	2.11	(.08)	(.34)	—	(.42)	— [e]	11.69	21.38*	15	1.82*	(.11)*	106*

Class Y
October 31, 2013**	$10.18	.08	— [e]	.08	—	—	—	—	—	$10.26	.79*	$738	.67*	.80*	65*
April 30, 2013	9.37	.06	.79	.85	(.04)	—	—	(.04)	— [e]	10.18	9.09	692	1.35	.64	117
April 30, 2012	13.02	.07	(2.34)	(2.27)	(.04)	(1.29)	(.05)	(1.38)	— [e]	9.37	(15.80)	602	1.38	.66	130
April 30, 2011	11.70	.12	1.89	2.01	(.15)	(.55)	—	(.70)	.01	13.02	17.53	740	1.47	.95	87
April 30, 2010†	10.00	.05	2.11	2.16	(.12)	(.34)	—	(.46)	— [e]	11.70	21.86*	384	1.38*	.42*	106*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	Asia Pacific Equity Fund	Asia Pacific Equity Fund	33

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period June 12, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. For the period ended April 30, 2012, the amount also includes the waiver, by Putnam Management, of certain proxy-related costs. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

October 31, 2013	0.60%

April 30, 2013	0.99

April 30, 2012	1.16

April 30, 2011	1.81

April 30, 2010	2.36

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

34	Asia Pacific Equity Fund

Notes to financial statements 10/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2013 through October 31, 2013.

Putnam Asia Pacific Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation. The fund invests mainly in equity securities (growth or value stocks or both) of Asian or Pacific Basin companies of any size that Putnam Management believes have favorable investment potential. The fund may invest in both developed countries and emerging markets, although under normal circumstances the fund will focus on emerging markets. This means that the fund invests primarily in equity securities of Asian or Pacific Basin companies other than Japanese, Australian or New Zealand companies, although the fund may invest in companies in those countries. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013, and held for 90 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after January 2, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no

Asia Pacific Equity Fund	35

sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying

36	Asia Pacific Equity Fund

instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or

Asia Pacific Equity Fund	37

unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At April 30, 2013, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$562,477	$429,768	$992,245

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $58,402 of late year ordinary losses ((i) ordinary losses recognized during the period between January 1, 2013 and April 30, 2013 and (ii) specified ordinary losses recognized during the period between November 1, 2012 and April 30, 2013) to its fiscal year ending April 30, 2014.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $35,555 of certain losses recognized during the period from November 1, 2012 to April 30, 2013 to its fiscal year ending April 30, 2014.

The aggregate identified cost on a tax basis is $8,247,591, resulting in gross unrealized appreciation and depreciation of $1,176,260 and $219,591, respectively, or net unrealized appreciation of $956,669.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,

1.030%	of the next $5 billion,	0.860%	of the next $50 billion,

0.980%	of the next $10 billion,	0.850%	of the next $100 billion and

0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management.

38	Asia Pacific Equity Fund

Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) and of the sub-advisory contract between Putnam Management, PIL and The Putnam Advisory Company, LLC (PAC) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the benchmark indices described below, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Effective July 1, 2011, the fund’s benchmark index is the MSCI All Country Asia ex Japan Index (ND). Before July 1, 2011, the fund’s benchmark index was the MSCI All Country Asia Pacific Index (ND). Because the performance adjustment is based on a rolling thirty-six month performance period, there is a transition period during which the fund’s performance is compared to a composite index that reflects the performance of the previous index (MSCI All Country Asia Pacific Index (ND)) for the portion of the performance period before July 1, 2011, and the performance of the new index (MSCI All Country Asia ex Japan Index (ND)) for the remainder of the period.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.468% of the fund’s average net assets before a decrease of $2,623 (0.030% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through August 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $52,082 as a result of this limit. This expense limitation remains in place under the interim management contract described above.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

PAC, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Asia Pacific Equity Fund	39

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$9,056	Class R	116

Class B	276	Class Y	869

Class C	534	Total	$10,903

Class M	52

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3 under the expense offset arrangements and by $1,886 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $6, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$9,160	Class M	157

Class B	1,119	Class R	235

Class C	2,148	Total	$12,819

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $534 and $18 from the sale of class A and class M shares, respectively, and received no monies and $1 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

40	Asia Pacific Equity Fund

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,754,255 and $5,455,583, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written option
	contract amounts	Written option premiums

Written options outstanding at the
beginning of the reporting period	3,119	$8,130

Options opened	14,733	5,599
Options exercised	—	—
Options expired	—	—
Options closed	(3,119)	(8,130)

Written options outstanding at the
end of the reporting period	14,733	$5,599

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 10/31/13		Year ended 4/30/13

Class A	Shares	Amount	Shares	Amount

Shares sold	79,887	$804,433	123,752	$1,192,160

Shares issued in connection with
reinvestment of distributions	—	—	506	4,979

	79,887	804,433	124,258	1,197,139

Shares repurchased	(56,619)	(540,237)	(83,827)	(791,104)

Net increase	23,268	$264,196	40,431	$406,035

	Six months ended 10/31/13		Year ended 4/30/13

Class B	Shares	Amount	Shares	Amount

Shares sold	1,845	$17,958	8,994	$84,249

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	1,845	17,958	8,994	84,249

Shares repurchased	(837)	(7,995)	(8,348)	(76,628)

Net increase	1,008	$9,963	646	$7,621

Asia Pacific Equity Fund	41

	Six months ended 10/31/13		Year ended 4/30/13

Class C	Shares	Amount	Shares	Amount

Shares sold	3,907	$37,383	23,673	$222,826

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	3,907	37,383	23,673	222,826

Shares repurchased	(11,014)	(100,179)	(8,681)	(81,662)

Net increase (decrease)	(7,107)	$(62,796)	14,992	$141,164

	Six months ended 10/31/13		Year ended 4/30/13

Class M	Shares	Amount	Shares	Amount

Shares sold	377	$3,632	1,030	$9,779

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	377	3,632	1,030	9,779

Shares repurchased	(1)	(5)	(556)	(4,844)

Net increase	376	$3,627	474	$4,935

	Six months ended 10/31/13		Year ended 4/30/13

Class R	Shares	Amount	Shares	Amount

Shares sold	4,879	$46,674	4,442	$42,384

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	4,879	46,674	4,442	42,384

Shares repurchased	(846)	(8,028)	(4,083)	(39,759)

Net increase	4,033	$38,646	359	$2,625

	Six months ended 10/31/13		Year ended 4/30/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	23,413	$229,106	32,442	$311,724

Shares issued in connection with
reinvestment of distributions	—	—	285	2,804

	23,413	229,106	32,727	314,528

Shares repurchased	(19,445)	(186,774)	(29,030)	(283,012)

Net increase	3,968	$42,332	3,697	$31,516

At the close of the reporting period, Putnam Investments, LLC owned 410,659 class A shares of the fund (53.7% of class A shares outstanding), valued at $4,205,148.

42	Asia Pacific Equity Fund

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$310,884	$2,381,913	$2,558,332	$46	$134,465

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	7,000

Written equity option contracts (contract amount) (Note 3)	7,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Investments	$11,639	Payables	$3,683

Total		$11,639		$3,683

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Total

Equity contracts	$18,946	$18,946

Total	$18,946	$18,946

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Total

Equity contracts	(1,241)	$(1,241)

Total	$(1,241)	$(1,241)

Asia Pacific Equity Fund	43

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement.

	Bank of America N.A.	Total

Assets:

Purchased equity options**#	$11,639	$11,639

Total Assets	$11,639	$11,639

Liabilities:

Written equity options#	3,683	3,683

Total Liabilities	$3,683	$3,683

Total Financial and Derivative Net Assets	$7,956	$7,956

Total collateral received (pledged)##†	$—	$—

Net amount	$7,956	$7,956

**Included with Investments in securities on the Statement of assets and liabilities.

#Covered by master netting agreement.

##Any over-collateralization of total financial and derivative net assets is not shown.

†Additional collateral may be required from certain brokers based on individual agreements.

44	Asia Pacific Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Asia Pacific Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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SA108
284325 12/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 27, 2013